HOME BUILDING BANCORP, INC. REPORTS
                  FOURTH QUARTER AND YEAR END FINANCIAL RESULTS

Washington, Indiana, October 25, 1999--Home Building Bancorp, Inc. (BB:HBBI) the holding company for Home Building Savings Bank, FSB (the "Bank"), today reported results for the three and twelve-month periods ended September 30, 1999.

The Corporation had a net profit of $57,000 for the quarter ended September 30, 1999 compared to a net profit of $32,000 for the same quarter in 1998. For the twelve months ended September 30, 1999, net profit was $327,000 compared to $262,000 for the 1998 fiscal year.

A net profit of $0.20 per share for the most recent quarter and a net profit of $1.16 per share for the fiscal year were computed by dividing net profit for each period by the diluted weighted average number of shares outstanding during each period, less Employee Stock Ownership Plan (ESOP) shares and Recognition and Retention Plan (RRP) shares not committed to be released. The diluted weighted average number of shares outstanding for the quarter was 282,214 and for the fiscal year was 281,966.

Net interest income before provision for loan losses was $386,000, up for the three months ended September 30, 1999 compared to $354,000 for the same period in 1998. For the fiscal year ended September 30, 1999 net interest income before provision for loan losses was $1,509,000, an increase of $60,000, or 4.14%, from the $1,449,000 for the fiscal year ended September 30, 1998. The increase was due to the larger volume of loans added during the year.

Non-interest income was $38,000 for the three months ended September 30, 1999 compared with $42,000 for the same period in 1998. For the twelve months ended September 30, 1999 non-interest income was $184,000 compared to $195,000 for the previous fiscal year. The decrease was due to lower profit from the brokerage operation subsidiary.

Non-interest expense for the three months ended September 30, 1999 was $273,000 compared to $302,000 for the same period last year. For the twelve months ended September 30, 1999 non-interest expense was $1,135,000 compared to $1,186,000 for fiscal 1998. Service fee expense and professional fees were lower compared to the previous year.

Non-performing assets were $129,000 as of September 30, 1999, or .26% of total assets, compared to $146,000, or .32% of total assets a year ago. The allowance for loan losses was $86,000 at September 30, 1999 compared to $92,000 a year ago, and represents 66.6% of non-performing assets and .23% of total loans. Net losses over recoveries during the fiscal year were $56,000.

As of September 30, 1999 net loans outstanding were $36.8 million, compared to $32.7 million a year earlier. Total assets of Home Building Bancorp, Inc. at September 30, 1999 were $48.9 million and shareholder's equity totaled $6,161,000 compared to total assets of $45.1 million and equity of $6,172,000 a year ago. Shareholder's equity at September 30, 1999 was $21.79 per share based on 282,793 shares outstanding on that date.

FOR IMMEDIATE RELEASE                   For further information contact:

October 25, 1999                        Bruce A. Beesley, President
                                        Home Building Bancorp, Inc.
                                        200 E. Van Trees Street
                                        Washington, Indiana 47501
                                        (812) 254-2641


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                           HOME BUILDING BANCORP, INC.
                             SELECTED FINANCIAL DATA
                                   (Unaudited)


                                                                                         At                   At
                                                                                    September 30,         September 30,
                                                                                        1999                 1998
                                                                                   --------------        --------------


CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
Cash and due from banks                                                              $  1,248               $  1,367
Interest-bearing deposits with banks                                                    4,760                  4,239
Loans receivable, net                                                                  36,843                 32,659
Investment securities                                                                   2,049                  1,662
Mortgage-backed securities                                                              2,724                  4,010
Other assets                                                                            1,301                  1,166
                                                                                     --------               --------
     Total assets                                                                    $ 48,925               $ 45,103
                                                                                     ========               ========
Deposits                                                                               35,627                 32,167
Other liabilities                                                                       7,137                  6,764
Shareholders' equity                                                                    6,161                  6,172
                                                                                     --------               --------
     Total liabilities & shareholders' equity                                        $ 48,925               $ 45,103
                                                                                     ========               ========


                                                                          For the three months             For the twelve months
                                                                              ended Sept. 30,                 ended Sept. 30,
                                                                           1999          1998                1999         1998
                                                                        ------------  ------------       ------------- ------------
                                                                              (Dollars in thousands, except per share data)

CONDENSED CONSOLIDATED STATEMENTS OF INCOME
Total interest income                                                      $    858      $    844            $  3,346     $  3,282
Total interest expense                                                          472           490               1,837        1,833
                                                                           --------      --------            --------     --------
Net interest income                                                             386           354               1,509        1,449
Provision for loan losses                                                        35            10                  50           27
                                                                           --------      --------            --------     --------
Net interest income after provision for loan losses                             351           344               1,459        1,422
                                                                           --------      --------            --------     --------
Noninterest income                                                               38            42                 184          195
Noninterest expense                                                             273           302               1,135        1,186
                                                                           --------      --------            --------     --------
Income before income taxes                                                      116            84                 508          431
Income tax expense                                                               59            52                 181          169
                                                                           --------      --------            --------     --------
Net income                                                                 $     57      $     32            $    327     $    262
                                                                           ========      ========            ========     ========
Basic earnings per share of common stock                                   $   0.20      $   0.11            $   1.16     $   0.90
                                                                           ========      ========            ========     ========
Weighted average shares outstanding                                         282,214       292,563             281,966      290,769
                                                                           ========      ========            ========     ========
Diluted earnings per share of common stock                                 $   0.20      $   0.11            $   1.16     $   0.89
                                                                           ========      ========            ========     ========
Diluted weighted average shares outstanding                                 282,214       296,272             281,966      294,478
                                                                           ========      ========            ========     ========